UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 21, 2012

AFFINION GROUP HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-173105	16-1732155
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 High Ridge Park

Stamford, CT 06905

(Address of Principal Executive Offices)

(203) 956-1000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

AFFINION GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-133895	16-1732152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 High Ridge Park

Stamford, CT 06905

(Address of Principal Executive Offices)

(203) 956-1000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On December 21, 2012, Affinion Group, Inc. (“Affinion”), Affinion Group Holdings, Inc. (“Affinion Holdings” and together with Affinion, the “Company”) and certain subsidiaries of Affinion entered into a Resignation and Assignment Agreement (the “Resignation Agreement”) with Bank of America, N.A. (“BofA”) and Deutsche Bank Trust Company Americas (“DBTCA”), pursuant to which, among other things, (a) BofA resigned as administrative agent, collateral agent and swingline lender under the Amended and Restated Credit Agreement, dated as of April 9, 2010 (as amended, modified or supplemented from time to time, the “Credit Agreement”), among Affinion, as borrower, Affinion Holdings, the lenders party thereto, BofA, as administrative agent and collateral agent, Banc of America Securities LLC and Credit Suisse Securities (USA) LLC, as joint lead arrangers, Credit Suisse Securities (USA) LLC, as syndication agent, Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and UBS Securities LLC, as documentation agents, and Banc of America Securities LLC, Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and UBS Securities LLC, as joint bookrunners and (b) DBTCA accepted an appointment to succeed BofA as administrative agent, collateral agent, swingline lender and issuing bank under the Credit Agreement.

In addition, the Credit Agreement and certain other loan documents were amended pursuant to Amendment No. 1 to Amended and Restated Credit Agreement; and Amendment No. 1 to Guarantee and Collateral Agreement and Certain Other Loan Documents, dated as of December 21, 2012 (the “Amendment”), by and among Affinion, Affinion Holdings, certain subsidiaries of Affinion, BofA and DBTCA to deem DBTCA to be the administrative agent and collateral agent under the Credit Agreement and certain other loan documents.

The descriptions of the provisions of the Resignation Agreement and the Amendment are qualified in their entirety by reference to the full and complete terms of the Resignation Agreement and the Amendment, which are attached hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Number	Exhibit

10.1	Resignation and Assignment Agreement, dated as of December 21, 2012, by and among Bank of America, N.A., as resigning administrative agent, resigning collateral agent and resigning swingline lender, Deutsche Bank Trust Company Americas, as successor administrative agent, successor collateral agent, successor issuing bank and successor swingline lender, Affinion Group Holdings, Inc., Affinion Group, Inc. and each subsidiary guarantor party thereto.

10.2	Amendment No. 2 to Amended and Restated Credit Agreement; and Amendment No. 1 to Guarantee and Collateral Agreement and Certain Other Loan Documents, dated as of December 21, 2012, by and among Affinion Group Holdings, Inc., Affinion Group, Inc., the subsidiary guarantors party thereto, Bank of America, N.A., as existing administrative agent, existing collateral agent, existing issuing bank and existing swingline lender, and Deutsche Bank Trust Company Americas, as successor administrative agent, successor collateral agent, successor issuing bank and successor swingline lender.

[SIGNATURE PAGE TO FOLLOW]

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFINION GROUP HOLDINGS, INC.

Date: December 21, 2012	By:	/s/ Sloane Levy
Name: Sloane Levy
Title: Executive Vice President and General Counsel

AFFINION GROUP, INC.

Date: December 21, 2012	By:	/s/ Sloane Levy
Name: Sloane Levy
Title: Executive Vice President and General Counsel

EXHIBIT INDEX

Number	Exhibit

10.1	Resignation and Assignment Agreement, dated as of December 21, 2012, by and among Bank of America, N.A., as resigning administrative agent, resigning collateral agent and resigning swingline lender, Deutsche Bank Trust Company Americas, as successor administrative agent, successor collateral agent, successor issuing bank and successor swingline lender, Affinion Group Holdings, Inc., Affinion Group, Inc. and each subsidiary guarantor party thereto.

10.2	Amendment No. 2 to Amended and Restated Credit Agreement; and Amendment No. 1 to Guarantee and Collateral Agreement and Certain Other Loan Documents, dated as of December 21, 2012, by and among Affinion Group Holdings, Inc., Affinion Group, Inc., the subsidiary guarantors party thereto, Bank of America, N.A., as existing administrative agent, existing collateral agent, existing issuing bank and existing swingline lender, and Deutsche Bank Trust Company Americas, as successor administrative agent, successor collateral agent, successor issuing bank and successor swingline lender.